UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2011

Lexicon United Incorporated
 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-33131	06-1625312

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4500 Steiner Ranch Blvd., Suite 1708		78732
Austin, TX
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (512) 266-3507

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01  Entry Into a Material Definitive Agreement

Item 5.02  Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01  Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

Item 1.01  Entry Into a Material Definitive Agreement

Effective as of March 24, 2011, Lexicon United Incorporated (the “Company”) entered into a Consulting Agreement (“Consulting Agreement”) with Jeffrey G. Nunez (“Nunez”), the Company’s former vice-president and director, wherein Nunez agreed to provide certain transition services to the Company for a period of one (1) year from March 24, 2011 in connection with her resignation as an officer and director of the Company.  Specifically, Nunez agreed to provide the following services to the Company:

(a)           Nunez will be available to work with the Company on all matters related to the transition resulting from Consultant’s resignation as an officer and director of the Company.

(b)           Nunez will be available in order to provide the Company with a presence in the United States to deal with matters requiring such presence;

(c)           Nunez will be available to assist the Company in negotiating the terms of various business and finance transactions;

(d)           Nunez will be available to the Company to advise the Company on corporate governance matters.

In consideration of such services, and subject to the terms of the Consulting Agreement, the Company agreed to pay Nunez an aggregate of $30,000, payable in twelve (12) monthly installments over the term of the Consulting Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Effective as of March 24, 2011, the board of directors of the Company accepted the resignation of Jeffrey G. Nunez as an officer and director of the Company (including but not limited to his position as a vice-president of the Company).  Nunez’ resignation was for strictly personal reasons unrelated to any disagreement with the Company.  Concurrent with his resignation, Nunez entered into a Consulting Agreement to provide transition services to the Company (see Item 1.01, above).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(d) Exhibits

10.1           Consulting Agreement dated as of March 24, 2011 by and between Lexicon United Incorporated and Jeffrey G. Nunez

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXICON UNITED INCORPORATED

By:	/s/ Elie Saltoun
Name:	Elie Saltoun
Title:	President

Dated:    March 24, 2011